Exhibit 99.1

Pure Storage Announces Second Quarter Fiscal 2022 Financial Results
Total Q2 revenue grows 23% year-over-year
Subscription Services revenue up 31% year-over-year
Raised FY22 revenue outlook to $2.04 Billion

MOUNTAIN VIEW, Calif. – August 25, 2021 – Today Pure Storage (NYSE: PSTG), the IT pioneer that delivers storage as-a-service in a multi-cloud world, announced financial results for its fiscal second quarter ended August 1, 2021.

“With revenue growth exceeding 23%, and the highest Q2 operating profit in our history, it’s clear that our long-term strategy to provide customers with modern data services is working,” said Charles Giancarlo, Chairman and CEO, Pure Storage. “We are in a great innovation cycle with our portfolio and our sales momentum and execution have never been stronger.”

Second Quarter Financial Highlights

•Revenue $496.8 million, up 23% year-over-year
•Subscription services revenue $171.9 million, up 31% year-over-year
•GAAP gross margin 68.4%; non-GAAP gross margin 70.5%
•GAAP operating loss $(33.9) million; non-GAAP operating income $46.6 million
•GAAP operating margin (6.8)%; non-GAAP operating margin 9.4%
•Operating cash flow $123.4 million; free cash flow $95.7 million
•Total cash and investments $1.3 billion
•Deferred revenue $909.8 million, up 26% year-over-year
•Remaining performance obligations (RPO) $1.2 billion, up 25% year-over-year

"Our outstanding financial performance this quarter reflected strong sales execution and our long standing practice of providing leading edge solutions and best-in-class services to our customers," said Kevan Krysler, CFO, Pure Storage. "We saw strength from both our enterprise and commercial customers across our entire solutions portfolio."

Second Quarter Company Highlights and Achievements
•Industry Accolades: FlashArray was named a Gartner Peer Insights Customers’ Choice for Primary Storage Arrays. Pure was named a Kubernetes storage leader in two GigaOm Radar Reports and recognized as leader in Enterprise Flash Array Storage and Object Storage categories by TrustRadius for the second consecutive year.

•Pure achieved the highest total sales for any second quarter in the history of the company, growing more than 30% year-over-year.

•The company saw continued strength and momentum in Subscription Services revenue, up 31% year-over-year with strong growth in Pure as-a-Service, which almost doubled revenues compared to the prior year.

•Success in the large enterprise segment continues to grow, comprising over 50% of sales, with the top 10 customers spending more than $100 million in total.

Pure will host its next Financial Analyst Day on Tuesday, September 28, 2021, beginning at 10:00 am PT / 1:00 pm ET. The event has changed from in-person to live webcast and will feature presentations by Pure's executive leadership team, followed by a live Q&A session.

Details:
•Date: Tuesday, September 28, 2021
•Time: 10:00 am PT / 1:00 pm ET
•To register for the live virtual event, please visit:
https://purestorage.com/company/events/financial-analyst-day-2021.html

The replay of the event and associated presentation materials will also be available at investor.purestorage.com for at least 90 days following the completion of the event.

Third Quarter and FY22 Guidance

	Q3 FY22	FY22
Revenue	$530 million	$2.04 billion
Non-GAAP Operating Income	$40 million	$150 million

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating income to the most directly comparable GAAP measure because certain items that impact this measure are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, a reconciliation of this non-GAAP financial measure guidance to the corresponding GAAP measure is not available without unreasonable effort.

Conference Call Information

Pure will host a teleconference to discuss the second quarter fiscal 2022 results at 1:30 pm PT today, August 25, 2021. A live audio broadcast of the conference call will be available at the Pure Storage Investor Relations website, investor.purestorage.com. Pure will also post its earnings presentation to this website in advance of the call and post its prepared remarks to this website within 24 hours of completion of the call. A replay will be available following the call on the Pure Storage Investor Relations website and in addition, for two weeks at (800) 585-8367 (or 416-621-4642 for international callers) with passcode 5535534.

Upcoming Events

Pure is scheduled to participate virtually at the following investor conference:

Deutsche Bank Technology Conference 2021
Date: Friday, September 10, 2021
Pure Presenters: Charles Giancarlo, Chairman and CEO, Kevan Krysler, CFO and Rob Lee, CTO
Pure Participants: Sanjot Khurana, VP of Investor Relations

The presentations will be webcast live and archived on Pure’s Investor Relations website at investor.purestorage.com.

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About Pure Storage

Pure Storage gives technologists their time back. Pure delivers a modern data experience that empowers organizations to run their operations as a true, automated, storage as-a-service model seamlessly across multiple clouds. Pure helps customers put data to use while reducing the complexity and expense of managing the infrastructure behind it. And with a certified customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world.

Analyst Recognition

Pure Storage has been named a Leader in the 2020 Gartner Magic Quadrant for Primary Storage Arrays.

Connect with Pure

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Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Trademark List at www.purestorage.com/legal/productenduserinfo.html are trademarks of Pure Storage, Inc. Other names are trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to future period financial results, our continued momentum and growth potential, the scope and duration of the COVID-19 pandemic and its impact on our business operations, liquidity and capital resources, employees, customers, supply chain, financial results and the economy, our expectations regarding product and technology differentiation, including our new offerings, strategy and adoption of subscription services, growing customer adoption, the continued success of the Portworx technology, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended January 31, 2021. All information provided in this release and in the attachments is as of August 25, 2021, and Pure undertakes no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, payments to former shareholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs related to long-term debt, amortization of intangible assets acquired from acquisitions, acquisition-related transaction and integration expenses, restructuring activities, and expenses directly related to the COVID-19 pandemic that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts
Sanjot Khurana -- Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom -- Public Relations, Pure Storage
pr@purestorage.com

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PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	Second Quarter of Fiscal 2022	Fiscal 2021

Assets
Current assets:
Cash and cash equivalents	$340,252	$337,147
Marketable securities	944,285	916,388
Accounts receivable, net of allowance of $960 and $1,033	358,460	460,879
Inventory	47,169	46,733
Deferred commissions, current	58,003	57,183
Prepaid expenses and other current assets	111,390	89,836
Total current assets	1,859,559	1,908,166
Property and equipment, net	184,048	163,041
Operating lease right-of-use-assets	122,638	134,668
Deferred commissions, non-current	137,962	130,741
Intangible assets, net	68,279	76,648
Goodwill	358,736	358,736
Restricted cash	10,544	10,544
Other assets, non-current	41,918	36,896
Total assets	$2,783,684	$2,819,440
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$54,686	$67,530
Accrued compensation and benefits	126,589	160,817
Accrued expenses and other liabilities	53,043	61,754
Operating lease liabilities, current	34,482	32,231
Deferred revenue, current	485,927	438,321
Total current liabilities	754,727	760,653
Long-term debt	770,662	755,814
Operating lease liabilities, non-current	106,693	120,361
Deferred revenue, non-current	423,887	405,376
Other liabilities, non-current	30,271	27,230
Total liabilities	2,086,240	2,069,434
Stockholders’ equity:
Common stock and additional paid-in capital	2,388,446	2,307,608
Accumulated other comprehensive income	3,481	7,410
Accumulated deficit	(1,694,483)	(1,565,012)
Total stockholders' equity	697,444	750,006
Total liabilities and stockholders' equity	$2,783,684	$2,819,440

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Second Quarter of Fiscal		First Two Quarters of Fiscal
	2022	2021	2022	2021

Revenue:
Product	$324,935	$272,309	$574,823	$519,248
Subscription services	171,896	131,414	334,715	251,594
Total revenue	496,831	403,723	909,538	770,842
Cost of revenue:
Product (1)	101,150	84,731	180,214	154,016
Subscription services(1)	55,654	44,266	107,431	85,275
Total cost of revenue	156,804	128,997	287,645	239,291
Gross profit	340,027	274,726	621,893	531,551
Operating expenses:
Research and development (1)	140,107	114,652	271,488	227,098
Sales and marketing (1)	190,386	171,434	373,882	344,867
General and administrative (1)	43,464	44,471	86,610	85,596
Restructuring and other (2)	—	8,288	—	22,990
Total operating expenses	373,957	338,845	731,980	680,551
Loss from operations	(33,930)	(64,119)	(110,087)	(149,000)
Other income (expense), net	(7,410)	1,603	(12,137)	(1,813)
Loss before provision for income taxes	(41,340)	(62,516)	(122,224)	(150,813)
Income tax provision	3,925	2,451	7,247	4,748
Net loss	$(45,265)	$(64,967)	$(129,471)	$(155,561)

Net loss per share attributable to common stockholders, basic and diluted	$(0.16)	$(0.25)	$(0.46)	$(0.59)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	283,931	264,799	282,147	263,867

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$1,566	$990	$2,913	$1,986
Cost of revenue -- subscription services	5,137	3,686	9,543	7,078
Research and development	35,125	29,839	65,546	58,550
Sales and marketing	18,358	16,848	35,166	33,120
General and administrative	10,243	10,089	18,595	19,412
Total stock-based compensation expense	$70,429	$61,452	$131,763	$120,146

(2) Includes expenses related to restructuring and incremental expenses directly related to COVID-19

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Second Quarter of Fiscal		First Two Quarters of Fiscal
	2022	2021	2022	2021

Cash flows from operating activities
Net loss	$(45,265)	$(64,967)	$(129,471)	$(155,561)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	19,273	16,464	38,099	31,597
Amortization of debt discount and debt issuance costs	7,751	7,189	15,154	14,125
Stock-based compensation expense	70,429	61,452	131,763	120,146
Impairment of long-lived assets	—	7,505	—	7,505
Other	3,895	267	6,516	1,972
Changes in operating assets and liabilities:
Accounts receivable, net	(30,874)	(17,545)	102,506	91,896
Inventory	266	3,105	(3,242)	1,735
Deferred commissions	(10,090)	(2,324)	(8,041)	(5,483)
Prepaid expenses and other assets	5,452	(20,091)	(24,955)	(26,389)
Operating lease right-of-use assets	7,237	7,475	14,818	14,181
Accounts payable	15,087	(6,796)	(9,267)	(21,090)
Accrued compensation and other liabilities	43,885	46,426	(40,952)	(3,217)
Operating lease liabilities	(7,308)	(6,145)	(14,205)	(13,071)
Deferred revenue	43,654	18,691	66,117	27,463
Net cash provided by operating activities	123,392	50,706	144,840	85,809
Cash flows from investing activities
Purchases of property and equipment	(27,670)	(24,994)	(55,499)	(48,776)
Purchases of marketable securities	(145,808)	(193,076)	(317,371)	(291,237)
Sales of marketable securities	28,501	73,694	114,038	91,351
Maturities of marketable securities	104,030	110,799	169,770	206,174
Net cash used in investing activities	(40,947)	(33,577)	(89,062)	(42,488)
Cash flows from financing activities
Net proceeds from exercise of stock options	3,147	12,383	11,163	21,658
Proceeds from issuance of common stock under employee stock purchase plan	—	—	17,726	16,021
Proceeds from borrowings	—	—	—	4,950
Repayments of borrowings	(261)	—	(605)	—
Tax withholding on vesting of equity awards	(1,514)	(1,467)	(6,564)	(2,841)
Repurchases of common stock	(44,373)	(20,024)	(74,393)	(90,143)
Net cash used in financing activities	(43,001)	(9,108)	(52,673)	(50,355)
Net increase (decrease) in cash, cash equivalents and restricted cash	39,444	8,021	3,105	(7,034)
Cash, cash equivalents and restricted cash, beginning of period	311,352	362,867	347,691	377,922
Cash, cash equivalents and restricted cash, end of period	$350,796	$370,888	$350,796	$370,888

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Second Quarter of Fiscal 2022						Second Quarter of Fiscal 2021
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$1,566	(c)					$990	(c)
			63	(d)					15	(d)
			—						297	(e)
			3,067	(f)					2,003	(f)
Gross profit --product	$223,785	68.9%	$4,696		$228,481	70.3%	$187,578	68.9%	$3,305		$190,883	70.1%

			$5,137	(c)					$3,686	(c)
			196	(d)					47	(d)
			24	(g)					—
Gross profit -- subscription services	$116,242	67.6%	$5,357		$121,599	70.7%	$87,148	66.3%	$3,733		$90,881	69.2%

			$6,703	(c)					$4,676	(c)
			259	(d)					62	(d)
			—						297	(e)
			3,067	(f)					2,003	(f)
			24	(g)					—
Total gross profit	$340,027	68.4%	$10,053		$350,080	70.5%	$274,726	68.0%	$7,038		$281,764	69.8%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate hazard pay premiums directly related to COVID-19 pandemic.
(f) To eliminate amortization expense of acquired intangible assets.
(g) To eliminate payments to former shareholders of acquired company.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Second Quarter of Fiscal 2022						Second Quarter of Fiscal 2021
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$70,429	(c)					$61,452	(c)
			4,229	(d)					2,009	(d)
			2,081	(e)					1,259	(e)
			—						306	(f)
			—						8,279	(g)
			3,600	(h)					2,003	(h)
			171	(i)					—
Operating Income (loss)	$(33,930)	-6.8%	$80,510		$46,580	9.4%	$(64,119)	-15.9%	$75,308		$11,189	2.8%

			$70,429	(c)					$61,452	(c)
			4,229	(d)					2,009	(d)
			2,081	(e)					1,259	(e)
			—						306	(f)
			—						8,279	(g)
			3,600	(h)					2,003	(h)
			171	(i)					—
			7,751	(j)					7,189	(j)
Net income (loss)	$(45,265)		$88,261		$42,996		$(64,967)		$82,497		$17,530

Net income (loss) per share -- diluted	$(0.16)				$0.14		$(0.25)				$0.06
Weighted-average shares used in per share calculation -- diluted	283,931		16,286	(k)	300,217		264,799		17,698	(k)	282,497

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating loss divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired companies.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate marketing commitments no longer deemed to have value and hazard pay premiums directly related to COVID-19 pandemic.
(g) To eliminate restructuring expenses related to (1) impairment of long-lived assets associated with the cease-use of certain facilities and (2) workforce reduction.
(h) To eliminate amortization expense of acquired intangible assets.
(i) To eliminate acquisition-related integration expenses.
(j) To eliminate amortization expense of debt discount and debt issuance costs related to our long-term debt.
(k) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan).

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Second Quarter of Fiscal
	2022	2021
Net cash provided by operating activities	$123,392	$50,706
Less: purchases of property and equipment	(27,670)	(24,994)
Free cash flow (non-GAAP)	$95,722	$25,712